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[NUVEEN LOGO]


           YOUR VOTE IS NEEDED BY JULY 16TH ON AN IMPORTANT PROPOSAL!

Name
Title
Address
Address

Dear Nuveen Innovation Fund Shareholder:

WE STILL HAVE NOT HEARD FROM YOU! You may recall that in early May, we mailed you proxy materials seeking your vote on a proposal to merge the Nuveen Innovation Fund (the "Fund") into the Nuveen Rittenhouse Growth Fund. As of today, a large number of the Fund's shareholders have taken action on this important fund governance issue; however, we still have not received your vote.

NO MATTER HOW MANY SHARES YOU OWN, OR HOW YOU INTEND TO VOTE ON THE PROPOSAL ("FOR", "AGAINST", OR "ABSTAIN"), IT IS CRITICAL THAT YOUR VOTE BE COUNTED. TO ALLOW FOR THE MERGER TO BE VOTED UPON AT THE SPECIAL SHAREHOLDER MEETING, A MAJORITY OF FUND SHAREHOLDERS MUST VOTE THEIR SHARES. WITHOUT THIS LEVEL OF PARTICIPATION, THE MERGER CANNOT OCCUR. PLEASE NOTE THAT THE FUND'S BOARD OF TRUSTEES HAS VOTED TO CLOSE AND LIQUIDATE THE FUND IF THE MERGER IS NOT APPROVED.

Please take a moment and review the attached summary of the proposed merger. If you have any questions, or would like another copy of the full proxy statement, please contact us at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central Time.

For your convenience, you may vote your shares three separate ways:

o    By telephone - Call the toll-free number listed on the proxy card; or

o    On the internet - Instructions are provided on the enclosed proxy card; or

o By completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope.

We appreciate your ongoing support of Nuveen and look forward to receiving your vote by July 16th on this important proposal.

Sincerely,


Nuveen Investments